UACSC 98-C


                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                              Month Ending 6/30/99

PRINCIPAL BALANCE RECONCILIATION                                              D O L L A R S
                                                  CLASS A-1             CLASS A-2        CLASS A-3      CLASS A-4
                                                -------------       --------------    -------------    -------------
Original Principal Balance                      49,800,000.00       110,900,000.00    74,675,000.00    72,575,000.00
Beginning Period Principal Balance                          -        79,024,238.21    74,675,000.00    72,575,000.00
Principal Collections - Scheduled Payments                  -         3,861,746.27                -                -
Principal Collections - Payoffs                             -         4,290,752.91                -                -
Principal Withdrawal from Payahead                          -            15,556.09                -                -
Gross Principal Charge Offs                                 -           725,675.76                -                -
Repurchases                                                 -             6,858.64                -                -
                                                -------------       --------------    -------------    -------------
Ending Balance                                              -        70,123,648.54    74,675,000.00    72,575,000.00
                                                =============       ==============    =============    =============

Certificate Factor                                          -            0.6323142        1.0000000        1.0000000
Pass Through Rate                                      5.5269%              5.4400%          5.4100%           5.520%

PRINCIPAL BALANCE RECONCILIATION                                                    NUMBERS
                                                    CLASS A-5     TOTAL CLASS A's
                                                  -------------   --------------     ------
Original Principal Balance                        43,429,110.20   351,379,110.20     25,235
Beginning Period Principal Balance                43,429,110.20   269,703,348.42     20,923
Principal Collections - Scheduled Payments                    -     3,861,746.27
Principal Collections - Payoffs                               -     4,290,752.91        445
Principal Withdrawal from Payahead                            -        15,556.09
Gross Principal Charge Offs                                   -       725,675.76         51
Repurchases                                                   -         6,858.64          2
                                                  -------------   --------------     ------
Ending Balance                                    43,429,110.20   260,802,758.75     20,425
                                                  =============   ==============     ======

Certificate Factor                                    1.0000000        0.7422261
Pass Through Rate                                         5.640%          5.4872%

CASH FLOW RECONCILIATION

Principal Wired                                                   8,162,944.83
Interest Wired                                                    2,738,018.56
Withdrawal from Payahead Account                                     16,718.10
Repurchases (Principal and Interest)                                  7,096.93
Charge Off Recoveries                                               372,003.45
Interest Advances                                                    74,281.90
Certificate Account Interest Earned                                  27,750.25
Spread Account Withdrawal                                                    -
Class A Policy Draw for Class A Principal or Interest                        -
                                                                --------------

Total Cash Flow                                                  11,398,814.02
                                                                ==============

TRUSTEE DISTRIBUTION  (7/8/99)

Total Cash Flow                                                  11,398,814.02
Unrecovered Advances on Defaulted Receivables                        20,563.33
Servicing Fee (Due and Unpaid)                                               -
Interest to Class A-1 Certificateholders                                     -
Interest to Class A-2 Certificateholders                            358,243.21
Interest to Class A-3 Certificateholders                            336,659.79
Interest to Class A-4 Certificateholders                            333,845.00
Interest to Class A-5 Certificateholders                            204,116.82
Principal to Class A-1 Certificateholders                                    -
Principal to Class A-2 Certificateholders                         8,900,589.67
Principal to Class A-3 Certificateholders                                    -
Principal to Class A-4 Certificateholders                                    -
Principal to Class A-5 Certificateholders                                    -
Insurance Premium                                                    29,217.86
Interest Advance Recoveries from Payments                            56,154.49
Unreimbursed draws on Class A's Policy for
     Class A Principal or  Interest                                          -
Deposit to Payahead                                                  11,710.81
Certificate Account Interest to Servicer                             27,750.25
Payahead Account Interest to Servicer                                   356.37
Excess                                                            1,119,606.42
                                                                --------------

Net Cash                                                                     -
                                                                ==============


Servicing Fee Retained from Interest Collections                    224,752.79

SPREAD ACCOUNT  RECONCILIATION


Original Balance                                                             -
Beginning Balance                                                 5,270,686.65
Trustee Distribution of Excess                                    1,119,606.42
Interest Earned                                                      19,739.60
Spread Account Draws                                                         -
Reimbursement for Prior Spread Account Draws                                 -
Distribution of Funds to Servicer                                (1,139,346.02)
                                                                --------------
Ending Balance                                                    5,270,686.65
                                                                ==============

Required Balance                                                  5,270,686.65



FIRST LOSS PROTECTION  AMOUNT  RECONCILIATION


Original Balance                                                 16,690,507.73
Beginning Balance                                                 7,540,222.39
Reduction Due to Spread Account                                          (0.00)
Reduction Due to Principal Reduction                                         -
                                                                --------------
Ending Balance                                                    7,540,222.39
                                                                ==============

First Loss Protection Required Amount                             7,540,222.39
First Loss Protection Fee %                                               2.00%
First Loss Protection Fee                                            12,567.04



POLICY  RECONCILIATION


Original Balance                                                351,379,110.20
Beginning Balance                                               265,933,543.59
Draws                                                                        -
Reimbursement of Prior Draws                                                 -
                                                                --------------
Ending Balance                                                  265,933,543.59
                                                                ==============
Adjusted Ending Balance Based Upon Required Balance             256,989,689.71
                                                                ==============
Required Balance                                                256,989,689.71


PAYAHEAD RECONCILIATION


Beginning Balance                                                    98,784.19
Deposit                                                              11,710.81
Payahead Interest                                                       356.37
Withdrawal                                                           16,718.10
                                                                --------------
Ending Balance                                                       94,133.27
                                                                ==============

CURRENT DELINQUENCY
                                                          GROSS
  # PAYMENTS DELINQUENT       NUMBER      BALANCE       PRINCIPAL     INTEREST
  ---------------------       ------      -------       ---------     --------
1 Payment                      346      4,328,651.56     61,839.09    49,493.28
2 Payments                     136      1,564,479.99     42,937.46    35,639.52
3 Payments                     47         514,222.85     24,179.16    16,817.82
                               ---      ------------    ----------   ----------
Total                          529      6,407,354.40    128,955.71   101,950.62
                               ===      ============    ==========   ==========

Percent Delinquent           2.590%            2.457%




DELINQUENCY RATE (60+)
                                                         RECEIVABLE
                                    END OF PERIOD        DELINQUENCY
     PERIOD           BALANCE       POOL BALANCE            RATE
     ------           -------       ------------            ----
Current            2,078,702.84    260,802,758.75          0.80%
1st Previous       2,464,554.90    269,703,348.42          0.91%
2nd Previous       2,528,938.37    277,765,003.27          0.91%


NET LOSS RATE

                                                                                    DEFAULTED
                                                 LIQUIDATION       AVERAGE           NET LOSS
     PERIOD                        BALANCE        PROCEEDS      POOL BALANCE       (ANNUALIZED)
     ------                        -------        --------      ------------       ------------
Current                            725,675.76    372,003.45     265,253,053.59         1.60%
1st Previous                       771,349.99    385,051.73     273,734,175.85         1.69%
2nd Previous                       775,399.35    279,552.95     282,204,696.71         2.11%

Gross Cumulative Charge Offs     4,948,652.87               Net Cumulative
Gross Liquidation Proceeds       1,721,286.00                 Loss Percentage          0.92%
Number of Repossessions                    38
Number of Inventoried Autos EOM            84

EXCESS YIELD TRIGGER
                                                  EXCESS YIELD
                  EXCESS        END OF PERIOD      PERCENTAGE
   PERIOD          YIELD        POOL BALANCE      (ANNUALIZED)
   ------          -----        ------------      ------------
Current         1,208,391.42    260,802,758.75       5.56%
1st Previous      904,891.57    269,703,348.42       4.03%
2nd Previous    1,033,684.67    277,765,003.27       4.47%
3rd Previous    1,368,591.04    286,644,390.15       5.73%
4th Previous      960,826.95    296,686,537.32       3.89%
5th Previous    1,061,841.48    304,602,755.96       4.18%

                                               CURRENT
                                                LEVEL  TRIGGER   STATUS
                                                -----  -------   ------
Six Month Average Excess Yield                  4.64%   1.50%      OK

Trigger Hit in Current or any Previous Month                       NO



DATE: July 6, 1999                                /s/ Ashley Vukovits
                                                  -------------------------
                                                   ASHLEY VUKOVITS
                                                   FINANCE OFFICER